Exhibit 21.1
METLIFE, INC.
As of 12/31/2015

Wholly-Owned Active Subsidiaries1

1. 23RD STREET INVESTMENTS, INC. (DE)
2. 85 BROAD STREET MEZZANINE LLC (DE)
3. 334 MADISON EURO INVESTMENTS, INC. (DE)
4. 465 N. PARK DRIVE, LLC (DE)
5. 500 GRANT STREET ASSOCIATES LIMITED PARTNERSHIP (CT)
6. 500 GRANT STREET GP LLC (DE)
7. 1075 PEACHTREE, LLC (DE)
8. 1320 GP LLC (DE)
9. 1320 OWNER LP (DE)
10. 1320 VENTURE LLC (DE)
11. 1900 MCKINNEY PROPERTIES, LP (DE)
12. 10420 MCKINLEY PARTNERS, LP (DE)
13. 10700 WILSHIRE, LLC (DE)
14. AFP GENESIS ADMINISTRADORA DE FONDOS Y FIDECOMISOS S.A. (ECUADOR)
15. AGENVITA S.R.L.(ITALY)
16. ALICO EUROPEAN HOLDINGS LIMITED (IRELAND)
17. ALICO FUNDS CENTRAL EUROPE SPRAV. SPOL., A.S.(SLOVAKIA)
18. ALICO HELLAS SINGLE MEMBER LIMITED LIABILITY COMPANY (GREECE)
19. ALICO MANAGEMENT SERVICES LIMITED (UK)
20. ALICO OPERATIONS, LLC. (DE)
21. ALPHA PROPERTIES, INC. (US)
22. ALTERNATIVE FUEL I, LLC (DE)
23. AMERICAN LIFE INSURANCE COMPANY (DE)
24. AMERICAN LIFE INSURANCE COMPANY (CY) LIMITED (CYPRUS)
25. ARDREY KELL TOWNHOMES, LLC (DE)
26. ASHTON JUDICIARY SQUARE, LLC (DE)
27. ASHTON SOUTHEND GP, LLC (DE)
28. BEST MARKET S.A. (ARGENTINA)
29. BETA PROPERTIES, INC. (DE)
30. BORDERLAND INVESTMENT LIMITED (DE)
31. BOULEVARD RESIDENTIAL, LLC (DE)
______________
1Does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner.

32. BUFORD LOGISTICS CENTER, LLC (DE)
33. CC HOLDCO MANAGER, LLC (DE)
34. CHESTNUT FLATS WIND, LLC (DE)
35. CITYPOINT HOLDINGS II LIMITED (UK)
36. COMMUNICATION ONE KABUSHIKI KAISHA (JAPAN)
37. COMPANIA INVERSORA METLIFE S.A. (ARGENTINA)
38. CONVENT STATION EURO INVESTMENTS FOUR COMPANY (UK)
39. CORPORATE REAL ESTATE HOLDINGS, LLC (DE)
40. CORRIGAN TLP LLC (DE)
41. COVA LIFE MANAGEMENT COMPANY (DE)
42. DANIEL/METLIFE MIDTOWN LIMITED LIABILITY COMPANY (DE)
43. DELAWARE AMERICAN LIFE INSURANCE COMPANY (DE)
44. DELTA PROPERTIES JAPAN, INC. (DE)
45. ECONOMY FIRE & CASUALTY COMPANY (IL)
46. ECONOMY PREFERRED INSURANCE COMPANY (IL)
47. ECONOMY PREMIER ASSURANCE COMPANY (IL)
48. EL CONQUISTADOR MAH II LLC (DE)
49. ENTERPRISE GENERAL INSURANCE AGENCY, INC. (DE)
50. ENTRECAP REAL ESTATE II LLC (DE)
51. EPSILON PROPERTIES JAPAN, INC. (DE)
52. EURO CL INVESTMENTS, LLC (DE)
53. EURO TI INVESTMENTS LLC (DE)
54. EURO TL INVESTMENTS LLC (DE)
55. EXCELENCIA OPERATIVA Y TECNOLOGICA, S.A de C.V. (MEXICO)
56. FEDERAL FLOOD CERTIFICATION LLC (TX)
57. FIRST HUNGARIAN- AMERICAN INSURANCE AGENCY LIMITED (HUNGARY)
58. FIRST METLIFE INVESTORS INSURANCE COMPANY (NY)
59. FUNDACION METLIFE MEXICO, A.C. (MEXICO)
60. GALIC HOLDINGS LLC (DE)
61. GENERAL AMERICAN LIFE INSURANCE COMPANY (MO)
62. GLOBALMKT S.A. (URUGUAY)
63. GLOBAL PROPERTIES, INC. (DE)
64. GREATER SANDHILL I, LLC (DE)
65. GREENWICH STREET INVESTMENTS, L.L.C. (DE)
66. GREENWICH STREET INVESTMENTS, L.P. (DE)
67. HASKELL EAST VILLAGE, LLC (DE)
68. HEADLAND PROPERTIES ASSOCIATES (CA)
69. HEADLAND-PACIFIC PALISADES, LLC (CA)
70. HOUSING FUND MANAGER, LLC (DE)
71. HPZ ASSETS LLC (DE)
72. HYATT LEGAL PLANS OF FLORIDA, INC. (FL)
73. HYATT LEGAL PLANS, INC. (DE)
74. INTERNATIONAL INVESTMENT HOLDING COMPANY LIMITED (RUSSIA)
75. INTERNATIONAL TECHNICAL AND ADVISORY SERVICES LIMITED (DE)
76. INVERSIONES METLIFE HOLDCO DOS LIMITADA (CHILE)

77. INVERSIONES METLIFE HOLDCO TRES LIMITADA (CHILE)
78. IRIS PROPERTIES, INC. (DE)
79. JOINT STOCK COMPANY METLIFE INSURANCE COMPANY (RUSSIA)
80. KAPPA PROPERTIES JAPAN, INC. (DE)
81. LAR VIVIENDA XVII, S. DE R.L. DE C.V. (MEXICO)
82. LEGAGROUP S.A. (CHILE)
83. LEGAL CHILE S.A. (CHILE)
84. LHC HOLDINGS (US) LLC (DE)
85. LHCW HOLDINGS (US) LLC (DE)
86. LHCW HOTEL HOLDING LLC (DE)
87. LHCW HOTEL HOLDING (2002) LLC (DE)
88. LHCW HOTEL OPERATING COMPANY (2002) LLC (DE)
89. LONG ISLAND SOLAR FARM LLC (DE)
90. MANSELL OFFICE LLC (DE)
91. MANSELL RETAIL LLC (DE)
92. MARKETPLACE RESIDENCES, LLC (DE)
93. MCMIF HOLDCO I, LLC (DE)
94. MCP VOA HOLDINGS, LLC (DE)
95. MCP VOA I & III, LLC (DE)
96. MCP VOA II, LLC (DE)
97. MCPP OWNERS, LLC (DE)
98. MET0 SIEFORE, S.A. de C.V. (MEXICO)
99. MET1 SIEFORE, S.A. de C.V. (MEXICO)
100. MET2 SIEFORE, S.A. de C.V. (MEXICO)
101. MET3 SIEFORE BASICA, S.A. de C.V. (MEXICO)
102. MET4 SIEFORE, S.A. de C.V. (MEXICO)
103. META SIEFORE ADICIONAL, S.A. de C.V. (MEXICO)
104. MET CANADA SOLAR ULC (CANADA)
105. METLIFE 425 MKT MEMBER, LLC (DE)
106. METLIFE 555 12th MEMBER, LLC (DE)
107. METLIFE 1007 STEWART, LLC (DE)
108. METLIFE 1201 TAB MEMBER, LLC (DE)
109. METLIFE ADMINISTRADORA DE FUNDOS MULTIPATROCINADOS LTDA. (BRAZIL)
110. METLIFE ADVISERS, LLC (MA)
111. METLIFE AFORE, S.A. DE C.V. (MEXICO)
112. METLIFE AKCIONARSKO DRUSTVO za ZIVOTNO OSIGURANJE U LIKVIDACI JI (SERBIA)
113. METLIFE ALTERNATIVE GP, LLC (DE)
114. METLIFE ASIA HOLDING COMPANY PTE. LTD. (SINGAPORE)
115. METLIFE ASIA LIMITED (HONG KONG)
116. METLIFE ASSET MANAGEMENT CORP. (JAPAN)
117. METLIFE ASSOCIATES LLC (DE)
118. METLIFE AUTO & HOME INSURANCE AGENCY, INC. (RI)
119. METLIFE CABO HILTON MEMBER, LLC (DE)
120. METLIFE CAMINO RAMON MEMBER, LLC (DE)

121. METLIFE CANADIAN PROPERTY VENTURES LLC (NY)
122. METLIFE CAPITAL CREDIT L.P. (DE)
123. METLIFE CAPITAL TRUST IV (DE)
124. METLIFE CAPITAL TRUST X (DE)
125. METLIFE CAPITAL, LIMITED PARTNERSHIP (DE)
126. METLIFE CB W/A, LLC (DE)
127. METLIFE CC MEMBER, LLC (DE)
128. METLIFE CHILE ADMINISTRADORA DE MUTUOS HIPOTECARIOS S.A. (CHILE)
129. METLIFE CHILE INVERSIONES LIMITADA (CHILE)
130. METLIFE CHILE SEGUROS DE VIDA S.A. (CHILE)
131. METLIFE CHILE SEGUROS GENERALES S.A. (CHILE)
132. METLIFE COLOMBIA SEGUROS de VIDA S.A. (COLOMBIA)
133. METLIFE CONSUMER SERVICES, INC. (DE)
134. METLIFE COMMERCIAL MORTGAGE INCOME FUND GP, LLC (DE)
135. METLIFE CORE PROPERTY FUND GP, LLC (DE)
136. METLIFE CREDIT CORP.(DE)
137. METLIFE EMEKLILIK DE HAYAT A.S. (TURKEY)
138. METLIFE EU HOLDING COMPANY LIMITED (IRELAND)
139. METLIFE EUROPE INSURANCE LIMITED (IRELAND)
140. METLIFE EUROPE LIMITED (IRELAND)
141. METLIFE EUROPE SERVICES LIMITED (IRELAND)
142. METLIFE EUROPEAN HOLDINGS, LLC. (DE)
143. METLIFE EXCHANGE TRUST I (DE)
144. METLIFE FM HOTEL MEMBER, LLC (DE)
145. METLIFE FUNDING, INC. (DE)
146. METLIFE GENERAL INSURANCE LIMITED (AUSTRALIA)
147. METLIFE GLOBAL BENEFITS, LTD. (CAYMAN ISLANDS)
148. METLIFE GLOBAL HOLDING COMPANY I GmbH (SWISS I) (SWITZERLAND)
149. METLIFE GLOBAL HOLDING COMPANY II GmbH (SWISS II) (SWITZERLAND)
150. METLIFE GLOBAL HOLDINGS CORPORATION S.A. De C.V.(MEXICO)
151. METLIFE GLOBAL OPERATIONS SUPPORT CENTER PRIVATE LIMITED(INDIA)
152. METLIFE GLOBAL, INC. (DE)
153. METLIFE GREENSTONE SOUTHEAST VENTURES, LLC (DE)
154. METLIFE GROUP, INC. (NY)
155. METLIFE HCMJV 1 GP, LLC (DE)
156. METLIFE HCMJV LP, LLC (DE)
157. METLIFE HEALTH PLANS, INC. (DE)
158. METLIFE HOLDINGS, INC. (DE)
159. METLIFE HOLDINGS (CYPRUS) LIMITED (CYPRUS)
160. METLIFE HOME LOANS LLC (DE)
161. METLIFE INNOVATION CENTRE PTE. LTD. (SINGAPORE)
162. METLIFE INSURANCE AND INVESTMENT TRUST (AUSTRALIA)
163. METLIFE INSURANCE COMPANY USA (DE)
164. METLIFE INSURANCE K.K. (JAPAN)
165. METLIFE INSURANCE LIMITED (AUSTRALIA)

166. METLIFE INSURANCE LIMITED (UNITED KINGDOM)
167. METLIFE INTERNATIONAL HF PARTNERS, LP (CAYMAN ISLANDS)
168. METLIFE INTERNATIONAL HOLDINGS, LLC (DE)
169. METLIFE INTERNATIONAL LIMITED, LLC (DE)
170. METLIFE INTERNATIONAL PE FUND I, LP (CAYMAN ISLANDS)
171. METLIFE INTERNATIONAL PE FUND II, LP (CAYMAN ISLANDS)
172. METLIFE INTERNATIONAL PE FUND III, LP (CAYMAN ISLANDS)
173. METLIFE INVESTMENT ADVISORS, LLC (DE)
174. METLIFE INVESTMENTS ASIA LIMITED (HONG KONG)
175. METLIFE INVESTMENTS LIMITED (UNITED KINGDOM)
176. METLIFE INVESTMENT MANAGEMENT LIMITED (UNITED KINGDOM)
177. METLIFE INVESTMENTS PTY LIMITED (AUSTRALIA)
178. METLIFE INVESTORS DISTRIBUTION COMPANY (MO)
179. METLIFE INVESTORS GROUP, LLC (DE)
180. METLIFE IRELAND HOLDINGS ONE LIMITED (IRELAND)
181. METLIFE IRELAND TREASURY LIMITED (IRELAND)
182. METLIFE LATIN AMERICA ASESORIAS E INVERSIONES LIMITADA (CHILE)
183. METLIFE LHH MEMBER, LLC (DE)
184. METLIFE LIFE INSURANCE S.A. (GREECE)
185. METLIFE LIMITED (HONG KONG)
186. METLIFE LIMITED (UNITED KINGDOM)
187. METLIFE LOAN ASSET MANAGEMENT LLC (DE)
188. METLIFE MALL VENTURES LIMITED PARTNERSHIP (DE)
189. METLIFE MAS, S.A. DE C.V. (MEXICO)
190. METLIFE MEXICO S.A. (MEXICO)
191. METLIFE MEXICO SERVICIOS, S.A. DE C.V. (MEXICO)
192. METLIFE OFC MEMBER, LLC (DE)
193. METLIFE OBS MEMBER, LLC (DE)
194. METLIFE PARK TOWER MEMBER, LLC (DE)
195. METLIFE PENSIONES MEXICO S.A. (MEXICO)
196. METLIFE PENSION TRUSTEES LIMITED (UK)
197. METLIFE PLANOS ODONTOLOGICOS LTDA. (BRAZIL)
198. METLIFE POWSZECHNE TOWARTZYSTWO EMERYTALNE S.A. (POLAND)
199. METLIFE PRIVATE EQUITY HOLDINGS, LLC (DE)
200. METLIFE PROPERTIES VENTURES, LLC (DE)
201. METLIFE PROPERTY VENTURES CANADA ULC (CANADA)
202. METLIFE RC SF MEMBER, LLC (DE)
203. METLIFE REINSURANCE COMPANY OF BERMUDA LTD. (BERMUDA)
204. METLIFE REINSURANCE COMPANY OF CHARLESTON (SC)
205. METLIFE REINSURANCE COMPANY OF DELAWARE (DE)
206. METLIFE REINSURANCE COMPANY OF SOUTH CAROLINA (SC)
207. METLIFE REINSURANCE COMPANY OF VERMONT (VT)
208. METLIFE RENEWABLES HOLDING, LLC (DE)
209. METLIFE RETIREMENT SERVICES LLC (NJ)
210. METLIFE SAENGMYOUNG INSURANCE COMPANY LTD. (SOUTH KOREA)- (also known as MetLife Insurance Company of Korea Limited)

211. METLIFE SECURITIES, INC. (DE)
212. METLIFE SEGUROS DE RETIRO S.A. (ARGENTINA)
213. METLIFE SEGUROS S.A. (URUGUAY)
214. METLIFE SEGUROS S.A. (ARGENTINA)
215. METLIFE SERVICES AND SOLUTIONS, LLC (DE)
216. METLIFE SERVICES EAST PRIVATE LIMITED (INDIA)
217. METLIFE SERVICES EEIG (IRELAND)
218. METLIFE SERVICES EOOD (BULGARIA)
219. METLIFE SERVICES, SOCIEDAD LIMITADA (SPAIN)
220. METLIFE SERVICES SP Z.O.O (POLAND)
221. METLIFE SERVICIOS S.A. (ARGENTINA)
222. METLIFE SLOVAKIA S.R.O.(SLOVAKIA)
223. METLIFE SOLUTIONS PTE. LTD. (SINGAPORE)
224. METLIFE SOLUTIONS S.A.S. (FRANCE)
225. METLIFE SP HOLDINGS, LLC (DE)
226. METLIFE STANDBY I, LLC (DE)
227. METLIFE THR INVESTOR, LLC (DE)
228. METLIFE TOWARZYSTWO FUNDUSZY INWESTYCYJNYCH S.A. (POLAND)
229. METLIFE TOWARZYSTWO UBEZPIECZEN NA ZYCIE I REASEKURACJI S.A. (POLAND)
230. METLIFE TOWER RESOURCES GROUP, INC. (DE)
231. METLIFE TREAT TOWERS MEMBER, LLC (DE)
232. METLIFE USA ASSIGNMENT COMPANY (CT
233. METLIFE WORLDWIDE HOLDINGS, LLC (DE)
234. METROPOLITAN CASUALTY INSURANCE COMPANY (RI)
235. METROPOLITAN CONNECTICUT PROPERTIES VENTURES, LLC (DE)
236. METROPOLITAN DIRECT PROPERTY AND CASUALTY INSURANCE COMPANY (RI)
237. METROPOLITAN GENERAL INSURANCE COMPANY (RI)
238. METROPOLITAN GLOBAL MANAGEMENT, LLC. (DE/ IRELAND)
239. METROPOLITAN GROUP PROPERTY AND CASUALTY INSURANCE COMPANY (RI)
240. METROPOLITAN LIFE ASIGURARI S.A. (ROMANIA)
241. METROPOLITAN LIFE INSURANCE COMPANY (NY)
242. METROPOLITAN LIFE INSURANCE COMPANY OF HONG KONG LIMITED (HONG KONG)
243. METROPOLITAN LIFE SEGUROS E PREVIDÊNCIA PRIVADA S.A. (BRAZIL)
244. METROPOLITAN LIFE SOCIETATE de ADMINISTRARE a UNUI FOND de PENSII ADMINISTRAT PRIVAT S.A. (ROMANIA)
245. METROPOLITAN LIFE TRAINING & CONSULTING S.R.L. (ROMANIA)
246. METROPOLITAN LLOYDS, INC. (TX)
247. METROPOLITAN PROPERTY AND CASUALTY INSURANCE COMPANY (RI)
248. METROPOLITAN TOWER LIFE INSURANCE COMPANY (DE)
249. METROPOLITAN TOWER REALTY COMPANY, INC. (DE)
250. MEX DF PROPERTIES, LLC (DE)
251. MIDTOWN HEIGHTS, LLC (DE)
252. MIM PROPERTY MANAGEMENT, LLC (DE)

253. MISSOURI REINSURANCE, INC. (CAYMAN ISLANDS)
254. ML 1065 HOTEL, LLC (DE)
255. ML-AI METLIFE MEMBER 1, LLC (DE)
256. ML-AI METLIFE MEMBER 2, LLC (DE)
257. MLA COMERCIAL, S.A. DE C.V. (MEXICO)
258. MLA SERVICIOS, S.A. DE C.V. (MEXICO)
259. ML BRIDGESIDE APARTMENTS LLC (DE)
260. ML CAPACITACION COMERCIAL S.A. DE C.V. (MEXICO)
261. ML DOLPHIN GP, LLC (DE)
262. ML DOLPHIN MEZZ, LLC (DE)
263. ML MILILANI MEMBER, LLC (DE)
264. ML NEW RIVER VILLAGE III, LLC (DE)
265. ML NORTH BRAND MEMBER, LLC (DE)
266. ML SOUTHMORE, LLC (DE)
267. MLGP LAKESIDE, LLC (DE)
268. MLIC ASSET HOLDINGS II LLC (DE)
269. MLIC ASSET HOLDINGS LLC (DE)
270. MLIC CB HOLDINGS LLC (DE)
271. ML SWAN GP, LLC (DE)
272. ML SWAN MEZZ, LLC (DE)
273. ML TERRACES, LLC (DE)
274. MM GLOBAL OPERATIONS SUPPORT CENTER, S.A. DE C.V. (MEXICO)
275. MSV IRVINE PROPERTY, LLC (DE)
276. MTC FUND I, LLC (DE)
277. MTC FUND II, LLC (DE)
278. MTC FUND III, LLC (DE)
279. MTL LEASING, LLC (DE)
280. NATILOPORTEM HOLDINGS, LLC (DE)
281. NEW ENGLAND LIFE INSURANCE COMPANY (MA)
282. NEWBURY INSURANCE COMPANY, LIMITED (DE)
283. OCONEE GOLF COMPANY, LLC (DE)
284. OCONEE HOTEL COMPANY, LLC (DE)
285. OCONEE LAND COMPANY, LLC (DE)
286. OCONEE LAND DEVELOPMENT COMPANY, LLC (DE)
287. OCONEE MARINA COMPANY, LLC (DE)
288. OMI MLIC INVESTMENTS LIMITED (CAYMAN ISLANDS)
289. ONE FINANCIAL PLACE CORPORATION (DE)
290. PARA-MET PLAZA ASSOCIATES (FL)
291. PARK TOWER JV MEMBER, LLC (DE)
292. PARK TOWER REIT, INC. (DE)
293. PARK TWENTY THREE INVESTMENTS COMPANY (UNITED KINGDOM)
294. PJSC METLIFE (UKRAINE)
295. PLAZA DRIVE PROPERTIES LLC (DE)
296. PREFCO DIX-HUIT LLC (CT)
297. PREFCO FOURTEEN LIMITED PARTNERSHIP (CT)
298. PREFCO IX REALTY LLC (CT)

299. PREFCO TEN LIMITED PARTNERSHIP (CT)
300. PREFCO TWENTY LIMITED PARTNERSHIP (CT)
301. PREFCO VINGT LLC (CT)
302. PREFCO X HOLDINGS LLC (CT)
303. PREFCO XIV HOLDINGS LLC (CT)
304. PROVIDA INTERNACIONAL S.A. (CHILE)
305. RIVERWAY RESIDENTIAL, LP (DE)
306. SAFEGUARD HEALTH PLANS, INC. (CA)
307. SAFEGUARD HEALTH PLANS, INC. (FL)
308. SAFEGUARD HEALTH PLANS, INC. (NV)
309. SAFEGUARD HEALTH PLANS, INC. (TX)
310. SAFEGUARD HEATLH ENTERPRISES, INC. (DE)
311. SAFEHEALTH LIFE INSURANCE COMPANY (CA)
312. SANDPIPER COVE ASSOCIATES, LLC (DE)
313. SANDPIPER COVE ASSOCIATES II, LLC
314. ST. JAMES FLEET INVESTMENTS TWO LIMITED (CAYMAN ISLANDS)
315. TEN PARK SPC (CAYMAN ISLANDS)
316. THE BUILDING AT 575 FIFTH AVENUE MEZZANINE LLC (DE)
317. THE BUILDING AT 575 FIFTH RETAIL HOLDING LLC (DE)
318. THE BUILDING AT 575 FIFTH RETAIL OWNER (DE)
319. THE DIRECT CALL CENTRE PTY LIMITED (AUSTRALIA)
320. THE PROSPECT COMPANY (DE)
321. THE WORTHINGTON SERIES TRUST (DE)
322. TIC EUROPEAN REAL ESTATE LP, LLC (DE)
323. TLA HOLDINGS II LLC (DE)
324. TLA HOLDINGS III LLC (DE)
325. TLA HOLDINGS LLC (DE)
326. TRAL & CO. (CT)
327. TRANSMOUNTAIN LAND & LIVESTOCK COMPANY (MT)
328. TREMONT PARTNERS, LP (DE)
329. VIRIDIAN MIRACLE MILE, LLC (DE)
330. WFP 1000 HOLDING COMPANY GP, LLC (DE)
331. WHITE OAK ROYALTY COMPANY (OK)
332. ZAO MASTER D (RUSSIA)

METLIFE, INC.
As of 12/31/2015

Companies of which MetLife, Inc. directly or indirectly has actual ownership (for its own account) of 10% through 99% of the total outstanding voting stock2

333. AFP PROVIDA S.A. (CHILE) 94.7%
334. ALICO PROPERTIES, INC. (DE) 51%
335. AMMETLIFE INSURANCE BERHAD (MALAYSIA) 50.000001%
336. AMMETLIFE TAKAFUL BERHAD (MALAYSIA) 49.999999%
337. BIDV METLIFE LIFE INSURANCE LIMITED LIABILITY COMPANY (VIETNAM) 60%
338. HELLENIC ALICO LIFE INSURANCE COMPANY, Ltd. (CYPRUS) 27.5%
339. HMS MASTER LIMITED PARTNERSHIP (DE) 60%
340. HMS SOUTHPARK RESIDENTIAL LLC (DE) 60%
341. MAXIS GBN S.A.S. (FRANCE) 50%
342. MCP 7 RIVERWAY, LLC (DE) 20%
343. MCP 60 11TH STREET MEMBER, LLC (DE) 20%
344. MCP 100 CONGRESS, LLC (DE) 20%
345. MCP 3040 POST OAK, LLC (DE) 20%
346. MCP 550 WEST WASHINGTON, LLC (DE) 20%
347. MCP 1900 MCKINNEY, LLC (DE) 20%
348. MCP 4600 SOUTH SYRACUSE, LLC (DE) 20%
349. MCP 9020 MURPHY ROAD, LLC (DE) 20%
350. MCP ASHTON SOUTH END, LLC (DE) 20%
351. MCP BUFORD LOGISTICS CENTER 2 MEMBER, LLC (DE) 20%
352. MCP DMCBP PHASE II VENTURE, LLC (DE) 20%
353. MCP DENVER PAVILIONS MEMEBR, LLC (DE)20%
354. MCP ENV CHICAGO, LLC (DE) 20%
355. MCP FIFE ENTERPRISE MEMBER, LLC (DE) 20%
356. MCP HIGHLAND PARK LENDER, LLC (DE) 20%
357. MCPF ACQUISITION, LLC (DE) 20%
358. MCP LODGE AT LAKECREST, LLC (DE) 20%
359. MCP MAGNOLIA PARK MEMBER, LLC (DE) 20%
360. MCP MAIN STREET VILLAGE, LLC (DE) 20%
361. MCP ONE WESTSIDE, LLC (DE) 20%
362. MCP PARAGON POINT, LLC (DE) 20%
363. MCP PLAZA AT LEGACY, LLC (DE) 20%
______________
2Does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner.

364. MCP PROPERTY MANAGEMENT, LLC (DE) 20%
365. MCP SOCAL INDUSTRIAL – ANAHEIM, LLC (DE) 20%
366. MCP SOCAL INDUSTRIAL – BERNADO, LLC (DE) 20%
367. MCP SOCAL INDUSTRIAL – CANYON, LLC (DE) 20%
368. MCP SOCAL INDUSTRIAL – CONCOURSE, LLC (DE) 20%
369. MCP SOCAL INDUSTRIAL – FULLERTON, LLC (DE) 20%
370. MCP SOCAL INDUSTRIAL – KELLWOOD, LLC (DE) 20%
371. MCP SOCAL INDUSTRIAL – LAX, LLC (DE) 20%
372. MCP SOCAL INDUSTRIAL – LOKER, LLC (DE) 20%
373. MCP SOCAL INDUSTRIAL – ONTARIO, LLC (DE) 20%
374. MCP SOCAL INDUSTRIAL – REDONDO, LLC (DE) 20%
375. MCP SOCAL INDUSTRIAL – SPRINGDALE, LLC (DE) 20%
376. MCP THE PALMS AT DORAL, LLC (DE) 20%
377. MCP TRIMBLE CAMPUS, LLC (DE) 20%
378. MCP WATERFORD ATRIUM, LLC (DE) 20%
379. METLIFE AMERICAN INTERNATIONAL GROUP AND ARAB NATIONAL BANK COOPERATIVE INSURANCE COMPANY (SAUDI ARABIA) 30%
380. METLIFE CORE PROPERTY FUND, LP (DE)
381. METLIFE CORE PROPERTY HOLDINGS, LLC (DE)
382. METLIFE CORE PROPERTY REIT, LLC (DE)
383. METLIFE MUTUAL FUND S.A. (GREECE) 90%
384. METROPOLITAN LLOYDS INSURANCE COMPANY OF TEXAS (TX)
385. PHARAONIC AMERICAN LIFE INSURANCE COMPANY (EGYPT) 84.125%
386. PNB METLIFE INDIA INSURANCE COMPANY LIMITED (INDIA) (26%)
387. SINO-US UNITED METLIFE INSURANCE CO., LTD. (CHINA) 50%
388. UBB-METLIFE ZHIVOTOZASTRAHOVATELNO DRUJESTVO A.D. (BULGARIA) 40%